NEWPARK RESOURCES PRESENTATION

OCTOBER 2013

NEWPARK

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act that are based on management's current expectations, estimates and projections. All statements that address expectations or projections about the future, including Newpark's strategy for growth, product development, market position, expected expenditures and financial results are forward-looking statements. Some of the forward-looking statements may be identified by words like "expects," "anticipates," "plans," "intends," "projects," "indicates," and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Many factors, including those discussed more fully elsewhere in this release and in documents filed with the Securities and Exchange Commission by Newpark, particularly its Annual Report on Form 10-K for the year ended December 31, 2012, as well as others, could cause results to differ materially from those stated. These risk factors include, but are not limited to, our ability to execute our business strategy and make successful business acquisitions and capital investments, our customers' activity levels in exploration and drilling, operating hazards inherent in the oil and natural gas industry, particularly offshore, our international operations, the availability of raw materials and skilled personnel, our customer concentration and cyclical nature of our industry, our market competition, the cost and continued availability of borrowed funds, legal and regulatory matters, including environmental regulations, inherent limitations in insurance coverage, potential impairments of long-lived intangible assets, technological developments in our industry, and the impact of severe weather, particularly in the U.S. Gulf Coast. Newpark's filings with the Securities and Exchange Commission can be obtained at no charge at www.sec.gov, as well as as through our website.

NEWPARK

Company Overview

First Nine Months 2013 Revenue - $845 million



10%
5%
85%
Fluids Systems and Engineering
Mats and Integrated Services
Environmental Services

First Nine Months 2013 Segment Operating Income - $105 million*



12%
33%
55%

*Excludes corporate overhead

- **Specialized provider of:**
  - Fluids Systems and Engineering
  - Mats and Integrated Services
  - Environmental Services**
- **Customers:**
  - Oil and Gas Industry
- **Key geographic markets:**
  - North America
  - EMEA
  - Latin America
  - Asia Pacific

**Sale process for Environmental Services initiated in May 2013

NEWPARK

Strategic Drivers – Technology

- **Driving to be the recognized technology leader in each of our business units**
- **Drilling Fluids**
  - New worldwide technology center opened in June 2013
  - Evolution® (patent pending) our family of high-performance water based systems introduced in 2010
- **Mats & Integrated Services**
  - Durabase® composite mat system provides superior well-site surface and environmental protection
  - Field testing continues of Linerless Spill Containment System (patent pending)





NEWPARK

Total Fluids Market – $12B Drilling & Completion Fluids*



Current Fluid Demographics
Water Based applications, @ 5%-10%
Synthetics, @ 20%-25%, Typically off-shore
Low margin diesel oil based Muds @ 65%-70% of fluids
Price/Margin
Volume
Convert Oil Mud to Water Based
The Newpark Vision-Invert the Pyramid
Water Based applications, @ 65%-70%
Synthetics, @ 20%-25%,
Diesel Oil Based applications, @ 5%-10%

NEWPARK

*Resource: Spears & Associates, Inc. – Oilfield Market Report, October 2013

Why Evolution is a Technology Driver

- Historically, water based fluids have had lubricity coefficients in the range of 0.20-0.25 (the higher the coefficient, the less lubricating efficiency)
- Synthetic fluids were better, registering coefficients in the 0.09-0.14 range
- Diesel oil based fluids' lubricity measurements typically range between 0.08-0.12
- The lubricity coefficients for our Evolution® fluids have been remarkably low, in the range of 0.035-0.08 (as measured in the field)
- So what does this data on lubricity mean? Evolution provides faster rates of penetration - lower torque and drag on the drill string



Drilling Fluids Lubricity Coefficients
0.3
0.275
0.25
0.225
0.2
0.175
0.15
0.125
0.1
0.075
0.05
0.025
0
Traditional WBM
Synthetic Based Mud
Oil Based Muds
The Evolution System

NEWPARK

Why Dura-Base is a Technology Driver

- **One of the most durable large scale composite mats in the world**
  - **Size: 8 ft X 14 ft, Weighs: approximately 1,000 lbs**
- **US Patents: Manufacturing Process & Product Design**
- ***FOUNDATION* from which we will launch new products**
  - **Spill Containment and others**
- **Capable of being deployed in various markets**
- **Improves Operational Efficiency**
- **Established Brand Recognition**
- **Proven Track Record of Performance**


DURA-BASE®
ADVANCED-COMPOSITE MAT SYSTEM

NEWPARK

Strategic Drivers – International Expansion

- **International expansion is a key element of our strategy**
  - Stability of revenue
  - Longer term contracts
  - Mostly IOC's and NOC's
    - Fewer Competitors
  - Recent Contract Awards
    - Total, multi-year deepwater Brazil contract
    - Kuwait National Oil Company, multi-year contract
    - Black Sea deepwater contract with a Super Major



First Nine Months
Full Year
Revenues ($ millions)
$300
$250
$200
$150
$100
$50
$0
26% CAGR
$62
$88
$140
$143
$175
$216
$251
$174
$215
2006
2007
2008
2009
2010
2011
2012
2013

NEWPARK

Strategic Drivers - Customer Support


ENERGYPOINT RESEARCH INC
Rated 1st in Drilling Fluids Services OILFIELD SERVICES Customer Satisfaction 2012
Rated 1st in Drilling-related Services OILFIELD SERVICES Customer Satisfaction 2012
Rated 1st in Fluids, Chemicals & Proppants OILFIELD PRODUCTS Customer Satisfaction 2012
Rated 1st for Horizontal & Directional OILFIELD PRODUCTS Customer Satisfaction 2012
Rated 1st for HPHT Applications OILFIELD PRODUCTS Customer Satisfaction 2012
Rated 1st in HSE OILFIELD SERVICES Customer Satisfaction 2012
Rated 1st by Independents OILFIELD SERVICES Customer Satisfaction 2012
Rated 1st in Interior Texas & Mid-Continent OILFIELD SERVICES Customer Satisfaction 2012
Rated 1st in Job Quality OILFIELD SERVICES Customer Satisfaction 2012
Rated 1st for Onshore Applications OILFIELD PRODUCTS Customer Satisfaction 2012
Rated 1st in Onshore Applications OILFIELD SERVICES Customer Satisfaction 2012
Rated 1st in Onshore Gulf Coast OILFIELD SERVICES Customer Satisfaction 2012
Rated 1st in Shale-oriented Applications OILFIELD PRODUCTS Customer Satisfaction 2012
Rated 1st in Total Satisfaction OILFIELD SERVICES Customer Satisfaction 2012
Rated 1st in U.S. & Canada OILFIELD SERVICES Customer Satisfaction 2012

- **Focused on backing our leading technology with superior customer support**
  - Over 600 fluids technicians customize and deliver our technology worldwide
  - Advanced training programs for fluid technicians continue to enhance product and service knowledge
- **Newpark recognized with 15 category wins in 2012 by EnergyPoint Research, an independent customer service survey company**

NEWPARK

FLUID SYSTEMS & ENGINEERING UPDATE

NEWPARK

Overview

- 3rd Largest drilling fluids company in North America, perhaps globally (based on company data)
- Differentiation through Service Quality and Technology
- Employs approximately 1800 people worldwide – half domestic, half international
- Operates on 5 continents

NEWPARK

Strategic Drivers – Global Expansion

2002
- Acquired AVA S.p.A, establishing presence in EMEA region
  - Expanded the Algerian and Tunisian business
  - Expanded throughout Eastern Europe
  - Expanded into Libya

2006
- International expansion identified as key element of long-term strategy

2007
- Organic entry into Brazil to establish presence in deepwater market

2011
- Acquired Rheochem, establishing presence in Asia Pacific region

2013
- Five year contract award by Kuwait Oil Company, marks our entry into the Middle East

NEWPARK

Strategic Drivers - Global Expansion


Revenue Trend (North America vs. International)
USD (millions)
1,200
1,000
800
600
400
200
0
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
First Nine Months 2013 Annualized
International
North America

2002
Int'l - 12%
NA - 88%

2013
Int'l - 30%
NA - 70%

NEWPARK

Global Presence - Current


First Nine Months 2013 Segment Revenues - $714 million
Canada
EMEA
Latin America
APAC
U.S.
5%
15%
10%
4%
66%

NEWPARK

Strategic Drivers – Deepwater Market Penetration

2007

- Start-up of operations in Brazil
- Awarded "Lot B" contract (30%) by Petrobras
- Awarded Deepwater contract with ExxonMobil in Brazil
- Anadarko
- Total
- Starfish
- Repsol

2013

- Awarded contract by super major in Black Sea; work to begin in Q1 2014
- Extension of Lot B contract with Petrobras, pending

NEWPARK

Strategic Drivers – Deepwater Market Opportunity



45
Europe
35
Asia
1
43
North America
1
Middle East
38
Africa
8
Australia
39
72
South America
17%
40
242
Total
Newpark
Active Deepwater Rigs

Source: Rigzone

NEWPARK

Strategic Drivers – Evolution

- **Evolution system continues to demonstrate superior drilling performance**
  - Higher lubricity
  - Environmentally friendly
  - Reduced circulating temperatures
  - Increased ROP

- **Published SPE paper co-authored with Occidental**

- **System roll-out expanding into international markets**






Evolution Revenues
First Nine Months
Full Year
Revenues ($ millions)
$120
$100
$80
$60
$40
$20
$0
$27
$67
$110
$79
$86
2010
2011
2012
2013

NEWPARK

Strategic Drivers – Water Based Technology

- **Near term opportunities for growth:**
  - **Continued penetration of U.S. market**
  - **EMEA**
  - **Asia Pacific**
    - China
    - Australia
    - New Zealand
  - **Latin America**
    - Peru
    - Chile



NEWPARK

Newpark Technology Center



- ➢ Major investment in our future
- ➢ Promotes Newpark as a technology leader
- ➢ Attracts top technical expertise in our segment
- ➢ Enhances deepwater capabilities
- ➢ Reinforces that Drilling Fluids is our core business

NEWPARK

NEWPARK MATS & INTEGRATED SERVICES UPDATE

NMIS History

Pre-2005
- Historically provided wood mats and related services in U.S. Gulf region and Western Canada

2005 → 2007
- Completed acquisition which included Durabase composite mat technology and manufacturing facility

2007 → 2009
- Established long-term strategy focusing on differentiated technology and geographic diversification
- Exited wood mat production; began transition to 100% composite mat fleet
- Established presence in Rockies region

2009
- Significantly reduced Gulf Coast operations, investment and personnel

2010 → 2013
- Began providing mats for environmental protection in Northeast U.S.
- Transitioned away from soil stabilization to environmental protection

2013
- Announced $40M facility expansion

NEWPARK

NMIS Financial Performance



Mat Sales
Rental & Services
Operating Margin
$140
$120
$100
$80
$60
$40
$20
$0
60%
50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
2005
2006
2007
2008
2009
2010
2011
2012
First Nine Months 2013 Annualized

NEWPARK

NMIS Strategy

- **Build upon our leadership position and develop a sustainable global business**
  - Expanding rental business is primary focus
  - Global expansion
  - New market segments
  - Focus on technology (new products)
  - Investments to increase capacity

NEWPARK

Facility Expansion

- Investment required to support growth objectives
- Investment of $40 underway; facility expansion to be completed Q1 2015
- Production capacity will double from current level
- Expansion includes a building dedicated to new product development

NEWPARK

Facility Expansion



NEWPARK

Research & Development Center


NEWPARK

NEWPARK

Dura-Base Defender



DURA-BASE® DEFENDER™
THE LINER-FREE SPILL CONTAINMENT SYSTEM™
WITH DX4 SEALING TECHNOLOGY™

NEWPARK

Successful Containment











NEWPARK

Improving Operational Efficiency - Systems Approach


DURA-BASE® T-REX™
MAT CLEANING SYSTEM
CLEANS YOUR BIGGEST JOBS IN HOURS, NOT DAYS

NEWPARK

Improving Operational Efficiency – Mat Delivery System


Terrafirma

NEWPARK

Improving Operational Efficiency - Mat Delivery System



NEWPARK

Improving Operational Efficiency - Mat Delivery System



NEWPARK

Product Line Extensions/Safety Enhancements - EPZ Mock-up



NEWPARK

Product Line Extensions/Safety Enhancements – Lighting Project


LED
SOLAR CELL
RECEIVER / ROUTER
BATTERY
PRINTED CIRCUIT BOARD
SYSTEM
CONCEPT: A PIN HOLE PLUG THAT PROVIDES CUSTOMIZABLE AND CONTROLLABLE LIGHTING THROUGH A SECURE NETWORK.
SYSTEM FEATURES:
WIRELESS CONNECTION
SMART DEVICE INTERFACE
MESH NETWORK
INTERNET CAPABILITY
TECHNOLOGY
FOB CONTROLLER
SMART DEVICE COMPATIBILITY
NETWORK
SETTINGS
LED ASSIGNMENT
EMERGENCY
CUSTOMIZABLE CONTROL INTERFACE
LINK TO A WIRELESS NETWORK TRANSMITTER
WIRELESS MESH NETWORK MEANS THAT EACH UNIT MUST CAPTURE AND DISSEMINATE DATA AND ALSO RELAY DATA TO OTHER NODES. IF A CONNECTION IS BROKEN THE SYSTEM WILL AUTOMATICALLY ROUTE INFORMATION TO THE NEXT AVAILABLE UNIT, THUS KEEPING THE NETWORK INTACT.
IN USE
POSSIBILITY FOR MULTIPLE CONFIGURATIONS
PERIMETER
PATH MARKER
SECTION

NEWPARK

Product Line Extensions/Safety Enhancements – Barrier System



NEWPARK

FINANCIALS

NEWPARK

Company Revenue & EBITDA


Revenues
First Nine Months
Full Year
($millions)
$1,200
$1,000
$800
$600
$400
$200
$0
$642
$671
$858
$490
$716
$958
$1,038
$768
$845
2006
2007
2008
2009
2010
2011
2012
First Nine Months 2013


EBITDA*
First Nine Months
Full Year
($millions)
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$28
$90
$99
$13
$105
$162
$139
$104
$119
2006
2007
2008
2009
2010
2011
2012
First Nine Months 2013

NEWPARK

*Reflects reported operating income plus depreciation and amortization expense

Capital Structure



Debt to Capitalization
Total Debt (left)
Debt to Capital (right)
($ in Millions)
$300
$250
$200
$150
$100
$50
$0
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
2006
2007
2008
2009
2010
2011
2012
Q3 2013



Diluted Share Count & EPS from Continuing Operations
Diluted Shares
Convert
EPS
Shares in Millions
110
105
100
95
90
85
80
75
70
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
($0.20)
($0.40)
EPS
2006
2007
2008
2009
2010
2011
2012
First Nine Months 2013 Annualized

NOTE: The annualized EPS for the first nine months of 2013 above is for illustrative purposes only and does not represent a projection of future performance provided by the Company.

- Continue to maintain a strong balance sheet as we grow
- Maintenance share re-purchase program in place, using low-cost debt to reduce share count
- Environmental Services proceeds to be re-invested in continued growth of core segments

NEWPARK

Focus on Return on Net Capital Employed



Net Capital Employed and RONCE
Average Net Capital Employed
After Tax RONCE
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
16%
14%
12%
10%
8%
6%
4%
2%
0%
-2%
-4%
2006
2007
2008
2009
2010
2011
2012
YTD 2013 Annualized



Components of Net Capital Employed
Cash
AR
Inventory
PP&E
GW/Intangibles
AP
All Other
($ Millions)
$1,000
$800
$600
$400
$200
$-
$(200)
$228
$112
$156
$228
$120
$151
$227
$149
$211
$225
$115
$122
$213
$123
$197
$231
$176
$328
$254
$210
$323
$279
$204
$317
2006
2007
2008
2009
2010
2011
2012
Q3 2013
65% of NCE in Inventory & AR

- **Remain focused on improving RONCE**
- **Near-term balance sheet actions**
  - Sale of Completion Services business
  - Continue reductions in receivable DSO's
  - Optimize inventory/logistics to improve inventory turns
  - International restructuring to reduce foreign cash balances

NEWPARK

5 Year Shareholder Return



300.00
250.00
200.00
150.00
100.00
50.00
0.00
10/25/2008
10/25/2009
10/25/2010
10/25/2011
10/25/2012
10/25/2013
Global recession impact
Gas to Oil transition
Newpark Resources, Inc.
NYSE Composite Index
Morningstar Oil & Gas Equipment & Services

NEWPARK